Related party transactions	6 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Related party transactions

Note 7: Related party transactions

a.	Parent entities

i.	Ultimate parent

Genetic Technologies Limited is the ultimate Australian parent Company. As at the date of this report, no shareholder controls more than 50% of the issued capital of the Company.

b.	Transactions with other related parties

During the half-year ended 31 December 2023, the only transactions between entities within the group and other related parties are as listed below. Except where noted, all amounts were charged on similar to market terms and at commercial rates.

i.	Mr Peter Rubinstein (Non-Executive Director and Chairman)

During the financial year ended June 30, 2020, the board of directors approved the payment of consulting services to Non-Executive Director and current Chairman, Mr Peter Rubinstein, for his advice relating to capital raises, compliance, NASDAQ hearings and investor relations. The services were procured through Mr Peter Rubinstein’s associate entity ValueAdmin.com Pty Ltd. During the current reporting period these consulting fees amounted to $33,000 (2022: $33,000).

ii.	Dr George Muchnicki (Executive Director)

During the reporting period the board of directors approved the payment of consulting services to Executive Director, Dr George Muchnicki, for his advice relating to precision genomics. The services were procured through Dr Muchnicki’s asso- ciate entity, JGM Investment Group. During the current reporting period these consulting fees amounted to $11,000 (2022: NIL).